UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2009 (May 26, 2009)
PFGI CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8019-01	04-3659419

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of Principal Executive Offices)	(Zip Code)
1-800-622-4204

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Susan M. Kinsey, president and a director of PFGI Capital Corporation, has resigned as a director and officer of PFGI Capital Corporation effective May 26, 2009.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired: Not applicable
(b) Pro Forma Financial Information: Not applicable
(c) Shell Company Transactions: Not applicable
(d) Exhibits: None
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFGI Capital Corporation (Registrant)
Dated: May 27, 2009	By	/s/ Linda K. Erkkila
Linda K. Erkkila, Secretary

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